Prime Cash Series
A PORTFOLIO OF CASH TRUST SERIES, INC

Automated Cash Management Trust
Federated Capital Reserves Fund
Federated Master Trust
Money Market Management
Prime Cash Obligations Fund
Prime Management Obligations Fund
Prime Obligations Fund
Prime Value Obligations Fund
EACH A PORTFOLIO OF MONEY MARKET OBLIGATIONS TRUST

SUPPLEMENT TO CURRENT PROSPECTUSES


A Special Meeting of the shareholders of Prime Cash Series, a portfolio of Cash Trust Series, Inc. (the "Corporation"), Automated Cash Management Trust, Federated Capital Reserves Fund, Federated Master Trust, Money Market Management, Prime Cash Obligations Fund, Prime Management Obligations Fund, Prime Obligations Fund and Prime Value Obligations Fund, each a portfolio of Money Market Obligations Trust (the "Trust"), has been called and will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000 on June 2, 2008, at 2:00 p.m. (Eastern Time). A form of Proxy and Proxy Statement for the meeting are furnished together with this notice. The Special Meeting will be held for the following purposes:

            1. To   approve   or   disapprove   amending   each  Fund's
               fundamental      investment     limitation     regarding
               concentration of its investments; and

            2. To transact such other  business  as  may  properly come before the meeting or any adjournment thereof.

If approved by shareholders the fundamental limitation will be as follows:

            "The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will invest more than 25% of its total assets in the financial services industry."

A substantial part of each Fund's Portfolio may be comprised of securities issued by companies in the financial services industry. As a result, the Funds will be more susceptible to any economic, business, political or other developments that generally affect these companies. Developments affecting companies in the financial services industry might include changes in interest rates, changes in the general economic cycle, changes in fiscal and economic policy, regulatory changes, and adverse developments in the real estate market.

The Board of Directors and the Board of Trustees have fixed April 7, 2008, as the record date for determination of shareholders entitled to vote at the Special Meeting.

                                                                  April 10, 2008

Cusip 147551 10 5
Cusip 60934N 86 4
Cusip 60934N 83 1
Cusip 608919 78 3
Cusip 608919 30 4
Cusip 60934N 74 0
Cusip 60934N 21 1
Cusip 60934N 59 1
Cusip 60934N 61 7
Cusip 60934N 62 5
Cusip 60934N 11 2
Cusip 608919 84 1
Cusip 608919 83 3
Cusip 60934N 20 3
Cusip 60934N 70 8
Cusip 60934N 14 6
Cusip 60934N 56 7
Cusip 60934N 57 5
      38346(4/08)